UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 July 30, 2009
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     The Company has concluded an offering of its Series B Convertible Preferred Shares. The private placement was made to accredited investors under Rule 506 of Regulation D under the Securities Act of 1933, as amended. The placement agent for the offering, Capital Financial Services, Inc., of Minot, North Dakota, sold 28,170 shares of the Series B Preferred Stock which generated gross proceeds of $2,817,000. After deducting commissions and placement agent fees of $309,870 and a non-accountable expense allowance of $56,340, the Company received approximately $2,450,000 in net proceeds.

     The Series B Preferred Shares are convertible into shares of the Company's common stock at a conversion rate of $2.00 per share at the election of the holders for a period of three years after their issuance. Under certain conditions, the shares may be mandatorily converted to the Company's common stock. The shares will pay dividends at the rate of 2.5% per quarter (10% per annum). For a complete description of the Series B Convertible Preferred Shares, see Exhibit 3.3 of the Company's 10QSB for the three months ended March 31, 2009.

ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company has issued a press release regarding the closing of the offering discussed in Item 3.02 above.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99.1  Preferred Offering Press Release dated
                        July 30, 2009



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  July 30, 2009               By:/s/ Mark A. Smith
                                      Mark A. Smith, President